--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1999

Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
--------------------                         ------------------------
Laurence D. Fink                             Ralph L. Schlosstein
Chairman                                     President

                                                              November 30, 1999

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and NAV over the past twelve months:

                           10/31/99      10/31/98       CHANGE          HIGH          LOW
                           ------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 STOCK PRICE              $ 13.125     $ 15.4375       (14.98)%       $ 16.0625     $ 12.9375
---------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)    $ 13.95      $ 15.78         (11.60)%       $ 15.79       $ 13.87
---------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Municipals underperformed the taxable market during the period, posting a -1.78% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S 0.53%. For much of the period, intermediate maturity securities outperformed longer maturity municipal securities. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities has increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently municipals are substantially cheaper then their long-term average valuations as compared to Treasuries. Unlike the taxable market, which has witnessed a surge of supply by issuers trying to avoid potential year end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     In seeking to achieve its investment objectives, the Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. Over the period, the Trust's borrowing costs continue to be profitable.

     During the period, the Trust sought to take advantage of tight municipal credit spreads to improve its overall credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                           SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                            OCTOBER 31, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
  Transportation                           23%                18%
--------------------------------------------------------------------------------
  City, County & State                     15%                17%
--------------------------------------------------------------------------------
  Hospital                                 13%                12%
--------------------------------------------------------------------------------
  Industrial & Pollution Control           10%                13%
--------------------------------------------------------------------------------
  Power                                     8%                 8%
--------------------------------------------------------------------------------
  University/School                         7%                 7%
--------------------------------------------------------------------------------
  Lease Revenue                             6%                 6%
--------------------------------------------------------------------------------
  Housing                                   5%                 5%
--------------------------------------------------------------------------------
  Water & Sewer                             5%                 5%
--------------------------------------------------------------------------------
  Tax Revenue                               4%                 6%
--------------------------------------------------------------------------------
  Resource Recovery                         2%                 2%
--------------------------------------------------------------------------------
  Special District                          2%                 -
--------------------------------------------------------------------------------
  Miscellaneous Revenue                     -                  1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CREDIT RATING*   OCTOBER 31, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
      AAA/Aaa           65%                58%
--------------------------------------------------------------------------------
       AA/Aa            10%                12%
--------------------------------------------------------------------------------
        A/A             14%                15%
--------------------------------------------------------------------------------
      BBB/Baa           11%                15%
--------------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market.

     We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

     Sincerely yours,

/s/ Robert S. Kapito                   /s/ Kevin Klingert
--------------------                   ------------------
Robert S. Kapito                       Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                             BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                   February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/99:                         $13.125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/99:                             $13.95
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/99 ($13.125)1:       6.57   %
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                    $ 0.0719
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                 $ 0.8628
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution  per share by the closing stock price per share.
2 The Distribution
  is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1999
--------------------------------------------------------------------------------

               PRINCIPAL                                                   OPTION CALL         VALUE
   RATING*      AMOUNT                                                     PROVISIONS+        (NOTE 1)
 (UNAUDITED)    (000)              DESCRIPTION                             (UNAUDITED)
============= =========== =============================================== ================  ===========
                            LONG-TERM INVESTMENTS-153.5%
                            CALIFORNIA-16.5%
Aa2          $     1,220    California Hsg. Fin. Agcy. Rev., Home
                              Mtg., Ser. C, 5.65%, 8/01/14 ..............  2/04 at 102      $ 1,215,620
AA-                5,770    California St. G.O., 5.00%, 10/01/14 ........  10/07 at 101       5,415,607
AAA                8,000    Foothill Eastern Corridor Agcy. Toll Road Rev.,
                              5.00%, 1/15/16, MBIA .....................   1/10 at 101        7,322,880
AAA               15,460    Los Angeles Cnty. Asset Leasing Corp. Rev.,
                              5.95%, 12/01/07, AMBAC ....................  No Opt. Call      16,651,038
                            University of California Rev., Research Fac.,
                              Ser. B,
Aaa                2,000++    6.10%, 9/01/03 ............................      N/A            2,160,400
Aaa                3,305++    6.20%, 9/01/03 ............................      N/A            3,581,596
Aaa                2,000++    6.25%, 9/01/03 ............................      N/A            2,170,880
                                                                                            -----------
                                                                                             38,518,021
                            COLORADO-14.3%                                                  -----------
Aaa                3,100    Arapahoe Cnty. Cap. Impvt. Hwy. Rev.,
                              Trust Fund, Ser. E, Zero Coupon, 8/31/04 ... No Opt. Call       2,440,103
                            Denver City & Cnty. Arpt. Rev.,
AAA                1,000      Ser. A, 5.60%, 11/15/20, MBIA .............. 11/05 at 102         957,040
BBB+               3,000      Ser. C, 6.50%, 11/15/06 .................... 11/02 at 102       3,134,280
BBB+               1,120      Ser. C, 6.65%, 11/15/05 .................... 11/02 at 102       1,176,437
Aaa                3,705+     Ser. D, 7.00%, 11/15/01 ....................     N/A            3,888,879
BBB+              14,085      Ser. D, 7.00%, 11/15/25 .................... 11/01 at 100      14,447,689
                            E-470 Pub. Hwy. Auth. Rev., Ser. B,
AAA                3,000      Zero Coupon, 9/01/11, MBIA ................. No Opt. Call       1,584,480
AAA               10,000      Zero Coupon, 9/01/18, MBIA ................. No Opt. Call       3,195,900
Aaa                2,250++    6.90%, 8/31/05 .............................     N/A            2,542,432
                                                                                            -----------
                                                                                             33,367,240
                            CONNECTICUT-1.1%                                                -----------
BBB-                        Mashantuchet Western Pequot Tribe, Spl. Rev.,
                   3,000      5.50%, 9/01/28 ............................. 9/09 at 101        2,639,130
                                                                                            -----------
                            DISTRICT OF COLUMBIA-2.0%
                            District of Columbia G.O., Ser. E, CAPMAC,
AAA                   70++    6.00%, 6/01/03 .............................     N/A               74,410
AAA                1,830      6.00%, 6/01/09 ............................. 6/03 at 102        1,890,573
AAA                3,000    Washington D.C. Convention Ctr. Auth., Ded.                       2,741,910
                              Tax Rev., 5.25%, 10/01/17, AMBAC ........... 10/08 at 101     -----------
                                                                                              4,706,893
                                                                                            -----------
                            FLORIDA-2.5%
AAA                1,735    Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg.,
                              Ser. 1994-A, 6.55%, 7/01/14, GNMA .......... 1/05 at 102        1,785,367
BBB                4,000    Santa Rosa Bay Bridge Auth. Rev.,
                              6.25%, 7/01/28 ............................. 7/06 at 102        3,984,000
                                                                                            -----------
                                                                                              5,769,367
                            GEORGIA-1.1%                                                    -----------
A                  3,000    Burke Cnty. Dev. Auth. P.C.R., Pwr. Co.,
                              Plant Vogtle,
                              3rd Ser., 5.45%, 5/01/34 ................... 5/04 at 102        2,631,540
                                                                                            -----------
                            ILLINOIS-9.9%
AAA                2,500    Chicago Waste Wtr. Transmission Rev.,
                              5.125%, 1/01/25, FGIC ...................... 1/06 at 102        2,167,875
AAA                5,050    Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ..... 11/07 at 102       4,523,941
AAA                3,000++  Cook Cnty. Cap. Impt.,
                              5.875%, 11/15/06, FGIC .....................     N/A            3,199,080
AAA                4,165    Cook Cnty. G.O., Ser. A,
                              5.20%, 11/15/08, MBIA ...................... 11/07 at 101       4,162,668
                            Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA                4,000++    5.45%, 7/01/05 .............................     N/A            4,035,400
AAA                5,000++    5.70%, 7/01/05 .............................     N/A            5,094,950
                                                                                            -----------
                                                                                             23,183,914
                            INDIANA-3.5%                                                    -----------
BBB                7,595    Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed.
                              Express Corp. Proj., 7.10%, 1/15/17 .........7/04 at 102        8,131,055
                                                                                            -----------

                       See Notes to Financial Statements.
                                        5

               PRINCIPAL                                                   OPTION CALL         VALUE
   RATING*      AMOUNT                                                     PROVISIONS+        (NOTE 1)
 (UNAUDITED)    (000)              DESCRIPTION                             (UNAUDITED)
============= =========== =============================================== ================  ===========
                            KENTUCKY-7.7%
AAA           $    2,850    Boone Cnty. P.C.R., 5.50%, 1/01/24, MBIA ..... 1/04 at 102      $ 2,703,909
AAA               15,000    Kentucky St. Tpke. Auth., Econ. Dev.
                              Road Rev., 5.75%, 7/01/13, AMBAC ........... 7/03 at 102       15,343,200
                                                                                            -----------
                                                                                             18,047,109
                            LOUISIANA-7.9%                                                  -----------
AAA               14,400++  Louisiana Pub. Fac. Auth. Hosp. Rev.,
                              Our Lady of the Lake Regl. Med. Ctr.,
                              5.90%, 12/01/03, FSA .......................     N/A           15,332,976
AAA                2,860++  Louisiana Stadium & Expo Dist., Htl.
                              Ocpcy. Tax, 6.00%, 7/01/06, FGIC ...........     N/A            3,074,786
                                                                                            -----------
                                                                                             18,407,762
                                                                                            -----------
                            MARYLAND-5.6%
Aa2                9,640    Maryland St. Dept. Hsg. & Comn. Dev. Admin.,
                              Sngl. Fam. Prog., Ser. 2, 6.55%, 4/01/26.... 4/05 at 102        9,836,271
AAA                3,175    Northeast Waste Disp. Auth. Rev., Sld. Wst.,
                              Montgomery Cnty. Res. Rec. Proj.,
                              Ser. A, 6.30%, 7/01/16, MBIA ............... 7/03 at 102        3,235,674
                                                                                            -----------
                                                                                             13,071,945
                                                                                            -----------
                            MASSACHUSETTS-2.2%
AAA                6,000    Massachusetts St. Hlth. & Edl. Fac. Auth. Rev.,
                              Hallmark Hlth. Sys.,
                              Ser. A, 5.00%, 7/01/21, FSA ................ 7/08 at 101        5,159,280
                                                                                            -----------
                            MICHIGAN-3.9%
AAA                4,000    Greater Detroit Res. Rec. Auth. Rev., Ser. A,
                              6.25%, 12/13/08, AMBAC .....................  No Opt.Call       4,281,480
AAA                5,000    River Rouge Sch. Dist., 5.625%, 5/01/22, FSA . 5/03 at 101.5      4,752,050
                                                                                            -----------
                                                                                              9,033,530
                                                                                            -----------
                            MISSOURI-1.7%
                            Lake of the Ozarks Cmnty. Brdg. Corp.,
                              Brdg. Sys. Rev.,
NR                 2,000      5.25%, 12/01/14 ............................ 12/08 at 102       1,785,220
NR                 2,500      5.25%, 12/01/26 ............................ 12/08 at 102       2,100,675
                                                                                            -----------
                                                                                              3,885,895
                                                                                            -----------
                            NEVADA-1.7%
AAA                3,750    Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt.
                              Rev., Ser. B, 5.80%, 7/0  1/09, MBIA ....... 7/03 at 102        3,854,138
                                                                                            -----------
                            NEW YORK-27.1%
AAA                5,400    Metropolitan Trans. Auth. Commuter Fac. Rev.,
                              Ser. A, 5.75%, 7/01/2, MBIA ................ 7/07 at 101.5      5,262,192
                            New York City G.O.,
A                  4,140      Ser. A, 6.00%, 8/01/05 .....................  No Opt. Call      4,343,191
AAA                3,000      Ser. D, 5.60%, 11/01/05, AMBAC .............  No Opt. Call      3,107,340
A                  7,000      Ser. E, 6.50%, 2/15/06 .....................  No Opt. Call      7,519,540
A                  6,440++    Ser. H, 7.20%, 2/01/02 .....................     N/A            6,905,483
A                    560      Ser. H, 7.20%, 2/01/13 ..................... 2/02 at 101.5        591,349
                            New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                              Term. One Group Assoc. Proj.,
A                  4,000      6.00%, 1/01/08 ............................. 1/04 at 102        4,114,800
A                  1,000      6.00%, 1/01/15 ............................. 1/04 at 102          994,720
AAA                9,375    New York City Mun. Wtr. Fin. Auth.,
                              Wtr. & Swr. Rev., Ser. A,
                              5.125%, 6/15/22, AMBAC ..................... 6/07 at 101        8,291,063
AA+                4,000    New York City Transitional Fin. Auth. Rev.,
                              Ser. C, 4.75%, 5/01/23 ..................... 5/08 at 102        3,282,360
AAA                3,000++  New York St. Dorm. Auth. Rev., St. Univ. Edl.
                              Fac., Ser. B, 6.10%, 5/15/04 ...............     N/A            3,228,450
A-                 1,955    New York St. Hsg. Fin. Agcy., Hlth. Fac. of
                              New York City, Ser. A, 6.375%, 11/01/04 ....  No Opt. Call      2,035,018
AAA                5,000++  New York St. Med. Care Fac. Rev., Hosp.,
                              Ser. A, 6.60%, 2/15/05, AMBAC ..............     N/A            5,512,750
AAA                5,530    New York St. Twy. Auth., Svc. Contract Rev.,
                              Ser. B, 5.375%, 4/01/14, MBIA .............. 4/08 at 101        5,335,437
AAA                2,620    New York St. Urban Dev. Corp. Rev.,
                              Correctional Fac., 5.625%, 1/01/07, AMBAC .. 1/03 at 102        2,692,600
                                                                                            -----------
                                                                                             63,216,293
                                                                                            -----------
                            NORTH CAROLINA-2.4%
AAA                5,000    North Carolina Eastn. Mun. Pwr. Agcy. Rev.,
                              Ser. B, 7.00%, 1/01/08, CAPMAC .............  No Opt. Call      5,568,050
                                                                                            -----------
                            OHIO-0.7%
NR                   500    Cleveland Cuyahoga Cnty. Port Auth. Rev.,
                            Port Dev. Proj., 6.00%, 3/01/07 ............    No Opt. Call        492,305
AAA                1,200    Ohio St. Higher Edl. Fac. Com., Univ. Dayton Proj.,
                              5.35%, 12/01/17, AMBAC ....................   12/07 at 101        1,171,956
                                                                                            -----------
                                                                                              1,664,261
                                                                                            -----------
                            OREGON-2.3%
BBB-               5,000    Klamath Falls Oregon Elec. Rev.,
                              Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 .....  No Opt. Call      5,374,040
                                                                                            -----------

                       See Notes to Financial Statements.
                                       6

               PRINCIPAL                                                   OPTION CALL
   RATING*      AMOUNT                                                     PROVISIONS+             VALUE
 (UNAUDITED)    (000)              DESCRIPTION                             (UNAUDITED)            (NOTE 1)
============= =========== =============================================== ================  ==================
                            PENNSYLVANIA-14.1%
AAA              $ 6,000    Delaware Valley Regl. Fin. Auth., Ser. A,
                              5.50%, 8/01/28, AMBAC ...................... No Opt. Call        $  5,630,100
AAA               10,100    Lehigh Cnty. Gen. Purpose Auth. Rev.,
                              St. Lukes Hosp. Bethlehem Proj.,
                              5.50%, 11/15/13, AMBAC ..................... 11/03 at 102           9,932,037
AAA                7,000    Montgomery Cnty. Ed. & Hlth. Care Auth.,
                              Holy Redeemer, 5.25%, 10/01/23, AMBAC ...... 10/07 at 101           6,223,140
AAA                4,000    Pennsylvania Intergovernmental Coop. Auth.
                              Spl. Tax Rev., Philadelphia Fdg. Prog.,
                              5.50%, 6/15/20, FGIC ....................... 6/06 at 100            3,755,400
AAA                1,500    Pennsylvania St. G.O., First Ser.,
                              5.375%, 5/15/09, FGIC ...................... 5/06 at 101.50         1,522,200
                            Pennsylvania St. Higher Edl. Fac. Auth.,
                              Hlth. Svcs. Rev., Ser. A,
A                  3,300      5.75%, 1/01/17 ............................. 1/06 at 101            3,087,117
A                  2,750      5.875%, 1/01/15 ............................ 1/06 at 101            2,620,310
                                                                                                -----------
                                                                                                 32,770,304
                                                                                                -----------
                            RHODE ISLAND-2.3%
AA+                3,315    Rhode Island Hsg. & Mtg. Fin., Homeownership
                              Oppty., Ser. 15-B, 6.75%, 10/01/17 ......... 4/04 at 102            3,422,936
AAA                2,000    Rhode Island St. Hlth. & Edl. Bldg.
                              Corp. Rev., Hosp. Fin., 5.50%, 5/15/16, MBIA 5/07 at 102            1,934,200
                                                                                               ------------
                                                                                                  5,357,136
                                                                                               ------------
                            TENNESSEE-3.4%
A                  7,800    Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn
                              Corp. Proj., 6.50%, 9/01/24 ................ 9/04 at 102            7,987,746
                                                                                               ------------
                            TEXAS-4.7%
                            Dallas Cnty. Util. & Cap. Apprec., Ser. A, AMBAC,
AAA                6,085      Zero Coupon, 2/15/19 ....................... 2/05 at 44.538         1,822,032
AAA                3,800      Zero Coupon, 2/15/20 ....................... 2/05 at 41.799         1,049,978
Baa1               5,500    Dallas Fort Worth Intl. Arpt. Fac. Impt. Rev.,
                              American Airlines Inc., 6.375%, 5/01/35 .... 11/09 at 101           5,266,360
A3                 2,640    Sabine River Auth., P.C.R., Coll-Texas
                              Utilities Elec. Proj.,
                              Ser. B, 8.25%, 10/01/20 .................... 10/00 at 102           2,756,107
                                                                                               ------------
                                                                                                 10,894,477
                                                                                               ------------
                            UTAH-2.5%
A+                 1,800    Intermountain Pwr. Agcy. Rev., Fst. Crossover,
                              Ser. 86 B, 5.00%, 7/01/16 .................. 12/99 at 100           1,607,886
AAA                4,450    Intermountain Pwr. Agcy. Rev., Pwr. Supply,
                              Ser. F, 5.00%, 7/01/13, AMBAC .............. 12/99 at 100           4,139,212
                                                                                               ------------
                                                                                                  5,747,098
                                                                                               ------------
                            WASHINGTON-12.4%
AA                 6,900    Seattle G.O., 5.40%, 1/01/08 ................. 1/03 at 102            6,952,647
AA                 2,650    Seattle Wtr. Sys. Rev., 5.50%, 6/01/18 ....... 6/03 at 102            2,533,638
AA+                4,000    Washington St. G.O., Ser. A, 5.375%, 7/01/21 . 7/06 at 100            3,675,600
                            Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA               13,395      Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA .. 7/06 at 102           13,623,921
AAA                2,000      Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC .. 7/03 at 102            1,995,740
                                                                                               ------------
                                                                                                 28,781,546
                                                                                               ------------


                            TOTAL INVESTMENTS-153.5% (COST $357,728,784).........               357,767,770
                            Other assets in excess of liabilities-2.3% ..........                 5,317,477
                            Liquidation value of preferred stock-(55.8)% ........              (130,000,000)
                                                                                                -----------
                            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ...             $ 233,085,247
                                                                                               ------------

----------
*   Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+ Option call provisions: date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See glossary for definition.

--------------------------------------------------------------------------------------------------------------------
                                          THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

    AMBAC -  American Municipal Bond Assurance Corporation         GNMA -  Government National Mortgage Association
   CAPMAC -  Capital Markets Assurance Corporation                 G.O. -  General Obligation Bond

     FGIC -  Financial Guaranty Insurance Company                  MBIA -  Municipal Bond Insurance Association
      FSA -  Financial Security Assurance                        P.C.R. -  Pollution Control Revenue
--------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
                                        7

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $357,728,784) (Note 1) .      $357,767,770
Interest receivable ..................................       6,660,730
Other assets .........................................           8,211
                                                          ------------
                                                           364,436,711
                                                          ------------
LIABILITIES
Due to custodian .....................................         714,554
Dividends payable-preferred stock ....................         166,912
Investment advisory fee payable (Note 2) .............         114,194
Administration fee payable (Note 2) ..................          48,941
Other accrued expenses ...............................         306,863
                                                          ------------
                                                             1,351,464
                                                          ------------
NET INVESTMENT ASSETS ................................    $363,085,247
                                                          ============
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .................................    $    167,071
  Paid-in capital in excess of par ...................     232,077,869
 Preferred stock (Note 4) ............................     130,000,000
                                                          ------------
                                                           362,244,940
 Undistributed net investment income .................       1,194,824
 Accumulated net realized loss .......................        (393,503)
 Net unrealized appreciation .........................          38,986
                                                          ------------
Net investment assets, October 31, 1999 ..............    $363,085,247
                                                          ============
Net assets applicable to common shareholders .........    $233,085,247
                                                          ============
Net asset value per common share:
  ($233,085,247 \d 16,707,093 shares of
  common stock issued and outstanding) ...............    $      13.95
                                                          ============

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $20,852,020
                                             -----------
Expenses
  Investment advisory ....................     1,364,571
  Administration .........................       584,816
  Auction agent ..........................       345,000
  Custodian ..............................        68,500
  Reports to shareholders ................        68,500
  Directors ..............................        58,500
  Transfer agent .........................        30,000
  Audit ..................................        25,000
  Legal ..................................         6,000
  Miscellaneous ..........................       104,874
                                             -----------
  Total expenses .........................     2,655,761
                                             -----------
Net investment income ....................    18,196,259
                                             -----------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........      (312,281)
Net change in unrealized appreciation
  on investments .........................   (26,729,799)
                                             -----------
Net loss on investments ..................   (27,042,080)
                                             -----------
NET DECREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ................   $(8,845,821)
                                             ===========

                       See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED OCTOBER 31,
                                                                                     -----------------------------------
                                                                                           1999               1998
                                                                                     ----------------   ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
 Net investment income ...........................................................    $  18,196,259      $  18,032,133
 Net realized gain (loss) on investments .........................................         (312,281)         3,208,243
 Net change in unrealized appreciation on investments ............................      (26,729,799)         8,422,329
                                                                                      -------------      -------------
  Net increase (decrease) in net investment assets resulting from operations .....       (8,845,821)        29,662,705
                                                                                      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
 To common shareholders from net investment income ...............................      (14,414,299)       (13,554,216)
 To common shareholders from net realized gain on investments ....................       (2,504,280)        (3,343,299)
 To preferred shareholders from net investment income ............................       (4,036,417)        (3,967,577)
 To preferred shareholders from net realized gain on investments .................         (703,888)        (1,133,378)
                                                                                      -------------      -------------
 Total dividends and distributions ...............................................      (21,658,884)       (21,998,470)
                                                                                      -------------      -------------
   Total increase (decrease) .....................................................      (30,504,705)         7,664,235
NET INVESTMENT ASSETS
Beginning of year ................................................................      393,589,952        385,925,717
                                                                                      -------------      -------------
End of year ......................................................................    $ 363,085,247      $ 393,589,952
                                                                                      =============      =============

                       See Notes to Financial Statements.
                                        9

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                         1999         1998         1997         1996        1995
                                                                    ------------- ------------ ------------ -----------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................    $ 15.78      $ 15.32      $ 14.52     $ 14.18     $ 12.05
                                                                       -------      -------      -------     -------     -------
 Net investment income ............................................       1.09         1.08         1.08        1.09       1.10
 Net realized and unrealized gain (loss) on investments ...........      (1.63)         .70          .80         .34       2.16
                                                                       -------      -------      -------     -------     -------
Net increase (decrease) from investment operations ................       (.54)        1.78         1.88        1.43       3.26
                                                                       -------      -------      -------     -------     -------
Dividends and distributions:
 Dividends from net investment income to:
  Common shareholders .............................................       (.86)        (.81)        (.78)       (.79)       (.82)
  Preferred shareholders ..........................................       (.24)        (.24)        (.27)       (.28)       (.31)
 Distributions from net realized gain on investments to:
  Common shareholders .............................................       (.15)        (.20)        (.02)       (.01)          -
  Preferred shareholders ..........................................       (.04)        (.07)        (.01)       (.01)          -
                                                                       -------     --------     --------    --------     -------
    Total dividends and distributions .............................      (1.29)       (1.32)       (1.08)      (1.09)      (1.13)
                                                                       -------     --------     --------    --------     -------
Net asset value, end of year* .....................................    $ 13.95      $ 15.78      $ 15.32     $ 14.52     $ 14.18
                                                                       =======      ========     ========   ========     =======
Per share market value, end of year* ..............................    $ 13.13      $ 15.44      $ 13.38     $ 12.44     $ 12.00
                                                                       =======      ========     ========   ========     =======
TOTAL INVESTMENT RETURN+  .........................................      (9.03)%      23.81%       14.39%      10.41%      24.01%
                                                                       =======      ========    ========    ========     =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS:
Expenses++   ......................................................       1.05%        1.04%        1.07%       1.12%       1.16%
Net investment income before preferred stock dividends++   ........       7.21%        6.95%        7.42%       7.57%       8.36%
Preferred stock dividends .........................................       1.60%        1.53%        1.88%       1.97%       2.34%
Net investment income available to common shareholders ............       5.61%        5.42%        5.54%       5.60%       6.02%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $252,536     $259,280     $243,947    $238,540    $219,740
Portfolio turnover ................................................         26%          46%         160%        164%        182%
Net assets of common shareholders, end of year (in thousands) .....   $233,085     $263,590     $255,926    $242,547    $236,990
Preferred stock outstanding (in thousands) ........................   $130,000     $130,000     $130,000    $130,000    $130,000
Asset coverage per share of preferred stock, end of year ..........    $69,824     $ 75,690     $ 74,241    $ 71,644    $ 70,575

----------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment quality securities while providing high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from date of purchase are valued at current market quotation until maturity or disposition.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended October 31, 1999 was to increase paid-in capital in excess of par value, and increase accumulated net realized loss by $104. Net investment income, net realized losses and net assets were not affected by this change.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999, aggregated $99,511,656 and $101,610,051, respectively.

     The federal income tax basis of the Trust's investments at October 31, 1999 was $357,810,006, and accordingly, net unrealized depreciation was $42,236 (gross unrealized appreciation - $9,801,443, gross unrealized depreciation - $9,843,679).

      For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $315,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 16,707,093 common shares outstanding at October 31, 1999, the Adviser owned 7,205 shares. As of October 31, 1999, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7-2,600 and Series T28-2,600.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7-1,300 shares, Series T28-1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Divi-dend rates ranged from 2.95% to 6.00% during the year ended October 31, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

     Subsequent to October 31, 1999, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable December 1, 1999, to shareholders of record on November 15, 1999.

     For the period November 1, 1999 through November 30, 1999, dividends declared on Preferred Stock totalled $387,473 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of The BlackRock Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1999 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1999, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principle. [GRAPHIC OMITTED]

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
December 13, 1999

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.8628 per share to common shareholders and $776.23 per share to preferred shareholders. Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                   SHORT-TERM       LONG-TERM
                                          RECORD       PAYABLE       CAPITAL      CAPITAL GAINS
                                           DATE         DATE          GAIN             20%

                                        ----------   ----------   ------------   --------------

Common Stock Shareholders ...........    12/15/98     12/31/98   0.084296        0.065603
Preferred Stock Series T-7 ..........    11/10/98     11/12/98      16.18           12.59
Preferred Stock Series T-7 ..........    11/17/98     11/18/98      13.00           10.12
Preferred Stock Series T-7 ..........    11/24/98     11/25/98      16.18           12.59
Preferred Stock Series T-7 ..........    12/01/98     12/02/98      15.17           11.80
Preferred Stock Series T-7 ..........    12/08/98     12/09/98      14.02           10.91
Preferred Stock Series T-7 ..........    12/15/98     12/16/98       1.38            1.08
Preferred Stock Series T-28 .........    12/08/98     12/09/98      62.19           48.40
Preferred Stock Series T-28 .........     1/05/99      1/06/99      14.13           10.99

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                              INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST
Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
             THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                         JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                     BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                  STOCK      MATURITY
                                                                 SYMBOL        DATE
PERPETUAL TRUSTS                                               ----------   ---------
The BlackRock Income Trust Inc.                                    BKT         N/A
The BlackRock North American Government Income Trust Inc.          BNA         N/A
The BlackRock High Yield Trust                                     BHY         N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                  STOCK      MATURITY
                                                                 SYMBOL        DATE
PERPETUAL TRUSTS                                               ----------   ---------
The BlackRock Investment Quality Municipal Trust Inc.             BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY          N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS          N/A
The BlackRock Strategic Municipal Trust                           BSD          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT        12/10


IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                        THE BLACKROCK INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                 P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217
                                                                      09247D-105
Printed on recycled paper                                             09247D-204
                                                                      09247D-303

THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
----------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1999

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